UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 3, 2014
Date of Report
(Date of earliest event reported)

Cornerstone OnDemand, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
1601 Cloverfield Blvd.
Suite 620 South
Santa Monica, CA 90404
(Address of principal executive offices, including zip code)

(310) 752-0200 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 3, 2014, Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of Evolv Inc., a Delaware corporation (“Evolv”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 7, 2014, by and among the Company, Evolv, Data Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and certain other parties.

Pursuant to the terms of the Merger Agreement, the Company acquired Evolv for aggregate consideration of approximately $42.5 million, subject to certain customary adjustments set forth in the Merger Agreement. In addition, the Company assumed $2.0 million in debt and agreed to grant certain employees of Evolv restricted stock units covering up to 200,000 shares of the Company’s common stock, subject to customary vesting requirements.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which the Company expects to file with the Company’s Form 10-K for the quarter and fiscal year ended December 31, 2014.

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2014, the Company issued a press release reporting results for the quarter ended September 30, 2014. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The attached press release includes a discussion of certain non-GAAP financial measures as well as a reconciliation of such non-GAAP financial measures to the corresponding GAAP financial measures.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Businesses Acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment of this Form 8-K by January 17, 2015.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment of this Form 8-K by January 17, 2015.
(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated November 5, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

/s/ Perry A. Wallack
Perry A. Wallack
Chief Financial Officer
Date: November 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 5, 2014